GOLDMAN SACHS ETF TRUST

Goldman Sachs ActiveBeta Emerging Markets Equity ETF

(the “Fund”)

Supplement dated June 18, 2026 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2025

The Board of Trustees of Goldman Sachs ETF Trust (the “Board”) recently approved a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.”

These changes are subject to approval by the respective shareholders of the Fund at a meeting that will be held on or about October 20, 2026 (the “Meeting”). Changing the Fund’s status to “non-diversified” would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers. The ability to invest in issuers in the Goldman Sachs ActiveBeta Emerging Markets Equity Index, the Fund’s underlying index (the “Index”) in the same weightings of those issuers in the Index would allow the Fund to more closely track the performance of the Index and reduce tracking error. Market appreciation among issuers in certain industry segments has expanded their market capitalizations, increasing the weightings of certain issuers within those industry segments in the Fund’s Index. Given the sizes of the largest issuers in the Fund’s Index, and the appreciation of the Fund’s holdings in such issuers, the portfolio managers of the Fund believe that it is important to have flexibility to continue to invest in these holdings, and that they will be better able to execute the Fund’s passive investment strategy and other policies with this additional flexibility. If approved by shareholders of the Fund at the Meeting, the Fund, as a non-diversified fund, would be more susceptible to adverse developments affecting any single issuer held in its portfolio to the extent that the Fund accumulates a larger position in that issuer, and would be more susceptible to greater losses because of these developments.

Prior to the Meeting, shareholders of the Fund entitled to vote at the Meeting will receive a proxy statement that will contain additional information about the Fund’s diversification status and fundamental restrictions.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

GEMFNDCHKSTK 06-26